Exhibit 99.17

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-G

KEY PERFORMANCE FACTORS
September 30, 1998



        Expected B Maturity                                        8/15/06


        Blended Coupon                                             5.8268%



        Excess Protection Level
          3 Month Average  5.26%
          September, 1998  4.34%
          August, 1998  6.28%
          July, 1998  5.16%


        Cash Yield                                  17.36%


        Investor Charge Offs                        5.18%


        Base Rate                                   7.83%


        Over 35 Day Delinquency                     5.04%


        Seller's Interest                           13.10%


        Total Payment Rate                          13.10%


        Total Principal Balance                     $39,849,511,082.92


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $5,219,716,564.43